SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	97-4700410 (I.R.S. Employer Identification No.)

4 Cambridge Center, 3rd Floor, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 715-0200

Item 9. Regulation FD Disclosure.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 99.1

     This Current Report on Form 8-K is filed by Nextera Enterprises, Inc., a Delaware corporation (“Nextera” or the “Company”), in connection with the matters described herein.

Item 9. Regulation FD Disclosure.

     On April 30, 2003, Nextera issued a press release announcing its first quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On April 30, 2003, Nextera issued a press release announcing its first quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003	NEXTERA ENTERPRISES, INC.

	By:	/s/ MICHAEL P. MULDOWNEY

Michael P. Muldowney Chief Financial Officer & Chief Operating Officer